Long-term incentive (“LTI”) plan	9 Months Ended
Sep. 30, 2021
Long-term Incentive Lti Plan
Long-term incentive (“LTI”) plan

25 Long-term incentive (“LTI”) plan

In 2018, the Extraordinary Shareholders Meeting approved the Long-term Incentive Plan (“LTI Plan”), and the Board of Directors approved the "LTI Program 2018" (Note 27.1 to the 2020 financial statements). In April 2021, the LTI Program 2018 was fully settled with the delivery of shares in Braskem S.A. held in treasury. Consequently, the difference between the historical cost of the shares held in treasury (R$11,507) and the amount recorded at OCI (R$14,980) was transferred to capital reserve.

On April 14, 2021, the Board of Directors approved a new program (ratified on May 5, 2021), the “LTI Program 2021”, under the terms and conditions of the LTI Plan, including the list of eligible persons, the period for the acquisition of shares, and the number of shares to be delivered to participants as consideration for each own share acquired. The maximum number of shares the Company expects to deliver to participants under the LTI Program 2021, after the vesting period and provided that all requirements are met, is approximately 847,000 shares. The grant date of the program was May 10, 2021. The shares to be delivered by the Company to the participants of the LTI Program 2021 are those held in treasury or to be acquired via a repurchase program. If said shares cannot be delivered, the Company may pay participants in cash the amount equivalent to the shares, considering the trading price on the stock exchange on the second business day immediately before the respective payment date.